                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 29, 2002
                                                        -------------------



                          Williams Energy Partners L.P.
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             (Exact name of registrant as specified in its charter)



        Delaware                   1-16335                73-1599053
        --------                   -------                ----------
    (State or other              (Commission          (I.R.S. Employer
    jurisdiction of              File Number)        Identification No.)
     incorporation)



  One Williams Center, Tulsa, Oklahoma                     74172
  ----------------------------------------               ----------
  (Address of principal executive offices)               (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

         Williams Energy Partners L.P. (the "Partnership") wishes to disclose for Regulation FD purposes its press release dated October 29, 2002, filed herewith as Exhibit 99.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               WILLIAMS ENERGY PARTNERS L.P.

                                   By:  Williams GP LLC, its General Partner



Date: October 29, 2002                  /s/ Suzanne H. Costin
                                        ------------------------------------
                                        Name:  Suzanne H. Costin
                                        Title: Corporate Secretary

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
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99                 Copy of the Partnership's press release dated October 29, 2002.